Rational Dynamic Brands Fund

(the “Fund”)

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

July 11, 2025

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated May 1, 2025.

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The Fund’s primary benchmark for comparing its performance has changed from the MSCI ACWI Index to the Morningstar Global Target Market Exposure Index. Accordingly, the Average Annual Total Returns table contained under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary – Performance” is hereby replaced with the following:

Average Annual Total Returns
(For periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Institutional Shares
Return Before Taxes	26.26%	14.18%	10.90%
Return After Taxes on Distributions	26.26%	12.27%	6.34%
Return After Taxes on Distributions and Sale of Fund Shares	15.55%	10.52%	6.66%
Class A Shares
Return Before Taxes	19.96%	12.77%	10.06%
Class C Shares
Return Before Taxes	25.05%	13.07%	9.89%
Morningstar Global Target Market Exposure Index (reflects no deduction for fees, expenses or taxes) (1)	17.20%	10.01%	9.21%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes) (1)	25.02%	14.53%	13.10%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes) (1)	18.01%	10.58%	9.79%
1.	The Fund changed its primary benchmark from the MSCI ACWI Index to the Morningstar Global Target Market Exposure Index because the continued use of the MSCI ACWI Index as a benchmark of the Fund is no longer authorized except in order to comply with regulatory requirements.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated May 1, 2025, which provides information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.